Supplement dated October 21, 2022, to the Summary Prospectus, Prospectus and Statement of Additional

Information (“SAI”), each dated May 1, 2022, as may be revised or supplemented from time to time, for the following fund:

Vaughan Nelson Small Cap Value Fund

(the “Fund”)

Effective March 31, 2023, Stephen A. Davis has elected to retire and will no longer serve as a portfolio manager of the Fund. Accordingly, effective March 31, 2023, all references and corresponding disclosure related to Mr. Davis in the Fund’s Summary Prospectus, Prospectus and SAI will be deleted.

Chris D. Wallis, CFA®, CEO and CIO of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), will continue as the lead portfolio manager of the Fund. Mr. Wallis has served as lead portfolio manager of the Fund since 2004 and he will continue to work alongside co-manager James Eisenman, CFA®. Mr. Eisenman has served as a member of Vaughan Nelson’s investment team since 2005 and was named a co-manager of the Fund in 2022.

Mr. Davis has served as co-manager of the Fund since 2019 and has been a member of the Vaughan Nelson investment team since 2010.